Exhibit 10.113

DIODES Shanghai Company Limited 18#, San Zhuang Road, Song Jiang Export Processing Zone, Song Jiang, Shanghai, China Tel: (0086-21)57647888 Fax: (0086-21)57640431 Zip Code: 201612
Power Facility Expansion Construction Contract
Contract No : DSH-121510-01
Project No : DCH0121007215
     Issuer: Shanghai Kai Hong Technology Electronic Co., Ltd. (herein after “Party A”)
     and
     Contractor: Shanghai Yuan Howe Electronic Co., Ltd. (hereinafter “Party B”)
     WHEREAS, regarding the matter that the capacity of the high and low voltage equipment (the “Equipment”) for Party A shall be 3200 KVA at the initial stage, both parties has already signed a Construction Project Contract on December 31, 2009 and completed the construction during the year 2010; and
     THEREFORE, in accordance with the spirit of the Law on the Economic Contract of the People’s Republic of China and the Regulations on the Contract of Construction and Installation Project, as well as Section 3 of the Power Facility Construction Application Agreement, dated 29 October 2009, regarding the matter that the final capacity of the Equipment shall reach 6200 KVA and various specific conditions of the Construction (defined below), both parties, through friendly consultation, jointly agree to the following terms of this Power Facility Expansion Construction Project Contract (the “Contract”):
Article 1 General Condition of the Construction

1.1	The name of the Construction:	The 3000 KVA Expansion Construction for the Electric Power of the High and Low Voltage Power Distribution House (the “Construction”).

	Premise of the Construction:	Ground floor, Building #2, Diodes Shanghai Company Limited.

Scope of the Construction:
Expansion application with the in-charge Power Supply Bureau, design, manufacture and installation of the high and low voltage power distribution cabinet, expansion construction of the power supply house and the examination and acceptance with the Power Supply Bureau.

	Form of Contract:	Party B represents Party A.

1.2	Commencement Date of the Construction:	Party B shall commence the work upon the receipt of the advance payment paid by Party A.

	Completion Date of the Construction:	The Construction shall be completed by Party B within 30 days after the receipt of the advance payment paid by Party A (i.e., Commencement Date).

Duration of the Construction (in calendar day): 30 days

DIODES Shanghai Company Limited 18#, San Zhuang Road, Song Jiang Export Processing Zone, Song Jiang, Shanghai, China Tel: (0086-21)57647888 Fax: (0086-21)57640431 Zip Code: 201612

1.3	The total amount of the Contact:	RMB 1,920,653.
1.4
Party A specific requests and Party B agrees to commission Shanghai Nan-Hua Lan-Lin Shi-Yeh Company Limited (the “Subcontractor”) to sign the Construction Agreement and purchase orders with Party B, to employ the Subcontractor as the company for the Construction, and to have the Subcontractor provide the necessary Construction equipment in satisfaction of Party A’s demand.

Article 2 the Blueprint
2.1	The delivery date of the blueprint: The blueprint for the Construction shall be delivered to Party A on 25 December 2010.
Article 3 Representative of Party A
3.1	The name and title (Position) of the Representative of Party A: Mr. Liu Jen Min (Facility Manager of Party A).
3.2	Authority Conferred to Party A’s Representative by Party A: Construction supervision, equipment installation, quality examination and provision of the overall design requirement for the Construction.
3.3	Personnel appointed by the Representative of Party A: Mr. He Wenquan and Ms. Qian huiping shall be in charge of the Construction.
Article 4: The Name and Title (Position) of the on-site Construction Representative of Party B: To be determined by Party B.
Article 5: Progress of the Construction
5.1	Timeline to provide Construction design (or Construction plan) and the progress plan: The day after Party B has received the advance payment from Party A.
5.2
Party B shall be fully responsible to work on and manage the entire Party A’s electricity usage application procedure and guarantee to complete the full electricity usage application procedure in accordance with the demand of the Power Supply Bureau.

Article 6: Examination and Acceptance: The Construction shall be examined and accepted in accordance with the standard of the Power Supply Bureau.
Article 7: Advance Payment of the Construction and the Payment of the Construction Funds
7.1 Total Advance Payment: Party A shall pay Party B RMB 415,326 as the Construction fund for external line upon the execution of this Contract.
7.2 Amount and Payment of the Construction Funds: Party A shall pay Party B RMB 1,505,327 after the Construction is duly examined and accepted and the electricity power can be transmitted.

DIODES Shanghai Company Limited 18#, San Zhuang Road, Song Jiang Export Processing Zone, Song Jiang, Shanghai, China Tel: (0086-21)57647888 Fax: (0086-21)57640431 Zip Code: 201612
Article 8: Materials and Equipment to be Purchased : please see a schedule appended hereto.
Article 9: Confirmation on the Materials and Equipment
Party A shall be responsible to confirm that the specifications and qualities of the materials and equipment purchased are in line with the requirements.
Article 10: Completion, Examination and Acceptance of the Construction
10.1
Time to Provide the Examination Materials for the Construction Completion: The Construction Quality Report shall be provided upon the Construction completion and prior to the electricity power is supplied by Power Supply Bureau.

Article 11: Guarantee
11.1	Scope of the Guarantee: High and low power distribution cabinets, transformers.

11.2	Guarantee Period: 1 year. A one-year guarantee on the quality of the Construction.
Article 12: Dispute
12.1
Dispute Resolution: Both parties agree to interpret this Contract according to the laws of China. Any dispute arising from this Contract or matters related to this Contract shall be resolved according to laws of China. Any dispute arising from the implementation of this Contract shall be resolved through consultation. If consultation fails, the dispute should be resolved through the arbitration of the China Council for the Promotion of International Trade in Beijing, China (the “Arbitration Commission”) using its arbitration rules. The Arbitration Commission should compose of no more than three (3) arbitrators and include at least one arbiter of foreign nationality, with both Chinese and English languages being permitted at the arbitration hearings.

Article 13: Breach of Contract
13.1
Treatment for Breach of Contract: If the Construction is not timely completed in accordance with the timeframe set out in this Contract, a penalty compensation for breach of Contract (the “Penalty”) shall be determined based on the negotiation among Party A, Party B and the Subcontractor.

13.2	The Amount of Penalty: 0.1% of the Contract amount as Penalty to be paid to Party A for each calendar day of delay.
Article 14: Subcontractor: Except as otherwise provided under the law or otherwise agreed by both parties, Party B shall not be responsible or accept any responsibility with respect to problems or disputes arising out of, or in connection with, the cost of the Construction, the Construction progress, the Construction equipment supply and power supply progress with Party A’s designated subcontractor, Shanghai Nan-Hua Lan-Lin Shi-Yeh Company Limited, in this Contract.
Article 15: Independent: Nothing contained in this Contract shall be construed to constitute both parties as

DIODES Shanghai Company Limited 18#, San Zhuang Road, Song Jiang Export Processing Zone, Song Jiang, Shanghai, China Tel: (0086-21)57647888 Fax: (0086-21)57640431 Zip Code: 201612
partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.
Article 16: Effective Date of the Contract: This Contract shall come into effect upon it is duly signed and stamped by both parties.
Articles 17: Copies of the Contract: This Contract is signed in 2 copies, and each party holds 1 copy.
Article 18 Contract Language: This Contract is written in Chinese and English, but only the English version of the Contract is valid and legally enforceable except as otherwise prohibited under the law.

Party A ( Signature/Stamp ):	Party B ( Signature/Stamp ):

No. 1, Lane 18, SanZhuang Road,	No. 8, Lane 18, SanZhuang Road,
Songjiang Export Zone, Shanghai	Songjiang Export Zone, Shanghai
People’s Republic of China	People’s Republic of China

Date:	Date:

Agreement Effective Date:	Place: